Exhibit 10.1

ADDITIONAL PARI PASSU JOINDER AGREEMENT
AND
INTERCREDITOR JOINDER AGREEMENT

The undersigned wishes to become an Additional Pari Passu Agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”), under the Second Lien Security Agreement, dated as of July 9, 2012 (as amended, amended and restated, supplemented, renewed or otherwise modified from time to time, the “Security Agreement”) among The Bon-Ton Department Stores, Inc., the other Grantors, if any, party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (in its capacity as the collateral agent, the “Collateral Agent”) and the other Security Documents.

The undersigned also wishes to become party to that certain Intercreditor Agreement, dated as of July 9, 2012 (as amended, amended and restated, supplemented, renewed or otherwise modified from time to time, the “Intercreditor Agreement”) among Bank of America, N.A., as collateral agent for the Revolving Credit Secured Parties, Wells Fargo Bank, National Association, as collateral agent for the Indenture Secured Parties and as trustee under the Indenture, each collateral agent for any Future Second Lien Claims from time to time party thereto, each in its capacity as Second Priority Agent and the Loan Parties (terms used without definition herein have the meanings assigned to such terms by the Security Agreement or the Intercreditor Agreement).

In consideration of the foregoing, the undersigned hereby:

(i)                                     represents that it has been authorized by the New Secured Parties to become (a) an Additional Pari Passu Agent under the Security Agreement on behalf of the New Secured Parties under that certain Indenture dated as of even date herewith (as amended, amended and restated, supplemented, renewed or otherwise modified from time to time, the “New Indenture”), by and among The Bon-Ton Department Stores, Inc., each Grantor (as defined in the New Indenture) and Wells Fargo, National Association as Trustee and Collateral Agent (each as defined in the New Indenture) (the Permitted Additional Pari Passu Obligations in respect of the New Indenture, the Notes (as defined in the New Indenture) and the Note Guarantees (as defined in the New Indenture), collectively, the “New Secured Obligations”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder and (b) a Future Second Priority Agent under the Intercreditor Agreement on behalf of the New Secured Parties under the New Indenture;

(ii)                                  acknowledges that the New Secured Parties have received a copy of the Security Agreement;

(iii)                               irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral

Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv)                              accepts and acknowledges the terms of Security Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the new Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including without limitation the incorporation of Section 12.09 of the Indenture) as fully as if it had been a Secured Party on the effective date of the Security Agreement;

(v)                                 accepts and acknowledges the terms of the Intercreditor Agreement applicable to it and agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Future Second Priority Agent and Second Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Second Priority Agent;

(vi)                              designates the New Secured Obligations as Future Second Lien Claims under the Intercreditor Agreement; and

(vii)                           accepts and acknowledges that the Lien on the Collateral securing the New Secured Obligations shall be junior and subordinate in all respects as Second Priority Claims to all Liens on the Collateral securing any Revolving Credit Claims on the terms set forth in the Intercreditor Agreement and shall be equal and ratable with all Liens on the Collateral securing any other Second Priority Claims on the terms set forth in the Security Agreement, any other Security Document and the Intercreditor Agreement.

The name and address of the representative for purposes of Section 6.01 of the Security Agreement and for purposes of the Intercreditor Agreement, respectively, are as follows:

Wells Fargo Bank, National Association

625 Marquette Avenue, 11th Floor

MAC N9311-115

Minneapolis, MN 55479

Attention: Corporate Trust Services — Administer for Bon Ton Department Stores, Inc.

Telecopier No: 612-667-9825

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement and Intercreditor Joinder Agreement to be duly executed by its authorized officer as of the 28th day of May, 2013.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Additional Pari Passu Agent
and as Future Second Priority Agent

By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

[Signature Page to Additional Pari Passu Joinder Agreement and
Intercreditor Joinder Agreement]

AGREED TO AND ACCEPTED:

The Collateral Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement and Intercreditor Joinder Agreement for purposes of Section 6.18 of the Security Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

The Revolving Credit Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement and Intercreditor Joinder Agreement for purposes of Section 11.16 of the Intercreditor Agreement.

BANK OF AMERICA, N.A.,
as Revolving Credit Agent

By:	/s/ Joseph Becker
	Name:	Joseph Becker
	Title:	Managing Director

The Second Priority Designated Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement and Intercreditor Joinder Agreement for purposes of Section 11.16 of the Intercreditor Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Second Priority Designated Agent

By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

[Signature Page to Additional Pari Passu Joinder Agreement and
Intercreditor Joinder Agreement]